Mt. Hope

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that are intended to be covered by the safe harbor created by such sections. Such forward-looking statements include, without limitation, (i) estimates of future molybdenum prices, supply, demand and/or production; (ii) estimates of future cash costs; (iii) estimates of future capital expenditures; (iv) estimates regarding timing of future development, construction, production or closure activities; (v) statements regarding future exploration results; (vi) statements regarding cost structure, project economics, or competitive position, and (vii) statements comparing Mount Hope to other mines, projects, or metals. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements. Such risks include, but are not limited to, metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political and operational risks, and governmental regulation and judicial outcomes. For a more detailed discussion of such risks and other factors, see the Company's 2006 Annual Report on Form 10KSB, filed April 3, 2007, which is on file with the Securities and Exchange Commission, as well as the Company's other SEC filings. The Company does not undertake any obligation to release publicly revisions to any "forward-looking statement," to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws

IDAHO GENERAL MINES, INC.
GMO:AMEX

Mt. Hope Background

Early 1970s	Zinc and adjacent copper mineralization drilled by Phillips Petroleum.
Late 1970s	Further zinc and initial molybdenum mineralization identified by ASARCO.
1978	Exxon Minerals acquired option on property from underlying landowners.
1982	Exxon drilled 69 holes; conducted feasibility study on property; draft EIS completed 1985.
1988	Exxon drilled 60 additional holes before deciding not to pursue project.
1995	Kennecott executed exploration agreement, did not drill, did not purchase & develop Mt. Hope
2004	Idaho General entered into an exclusive right to lease with underlying landowner, gaining access to all previous drilling & geologic data.
Oct 2005	Idaho General exercises option to lease Mt. Hope property.

Mt. Hope Background

- Mt. Hope located in lower foothills of Roberts Mountains, 8,000 ft in elevation.
- Located on the Battle Mountain/Eureka mineral belt
- 13 Patented and 1,374 unpatented claims – total land package of 28.2 sq miles
- Higher-grade molybdenum (~0.15%) overlap zone begins 300 ft below surface. Mined within first 20 years.
- Lower grade molybdenum to be processed in last 12 years.
- High-grade upper ore zone key to driving Mt. Hope economics


Mount Hope: North-South Section Looking West
7,000
6,000
5,000
5 Year Pit
20 Year Pit
LOM Pit



Figure 1. 3D view of the Mount Hope pit with ore model, looking northeast. The cut-off grade for the ore model is 0.034% Mo

Mt. Hope - Geology

Historic Mining



- 1870's through 1970's
- Zn-Pb-Cu-Ag
- All underground methods
- $1M polymetallic produced @ 6% Zn
- Polymetalic Zone of unknown extent around exterior of deposit

Historic Mining


1942-45
USBM Drilling
1926 U.S. Smelting
1940's Calahan Zn-Pb
Old
Mill
1890's Whim Shaft
& No. 2 Adit
1886 Lorraine

Mt. Hope Geology

Simplified Geologic Map of the Mount Hope Molybdenum Project with Pit Outline

- Reds = Intrusive/Volcanic rocks
- Green = Metamorphic rocks
- Blue = Permian Limestone (zinc host)
- Brown = Vinini Fm.
- Yellow = Valley Fill Deposits


Ov
Ovm
Tap
Tr
QTc
Tdq
Pg
Pit Outline
Pit Bottom
5000' Elevation

Bulk of High Grade Mineralization Hosted in K-Sil Alteration


W
E
Cl-se
Ov
Tmr
K-sil
Prop.
Pg
skarn
sil
sil
Tqpa
Stock
Low Fe

0.069% Mo Grade Shell


Mo 0.069%
Waste Rock
Ultimate Pit
Zn skarn
Coreshed
Waste Rock

- 165 historic drill holes mostly conducted by Exxon
- 230,000 feet of core meticulously preserved in core database & warehouse
- 49 samples check assayed by GMO, all conform to historic sample & results
- Ongoing confirmatory drilling by Idaho General
- Mo Grades
  - Head: 0.069%
  - Cutoff: 0.034%
  - Years 1-10: 0.098%

GMO:AMEX

Mount Hope Cross-sections

- Mt. Hope's highest grades (red) are located near the top of the deposit
- Mining & processing these high grades early drives high production rates, low cash costs, high NPV and short capital payback period


Mount Hope: North-South Section Looking West
7,000
6,000
5,000
+0.09% Mo
+0.06% Mo
+0.03% Mo
5 Year Pit
20 Year Pit
LOM Pit


Mount Hope: East-West Section Looking North
7,000
5 Year Pit
20 Year Pit
LOM Pit

Molybdenum Mineralization – Average Grade Doubles in Overlap Zone


W lobe
Overlap
0.12%
EMH-57
E lobe

- The overlap between the Eastern and Western mineralization lobes generates the high-grade core

GMO:AMEX

2007 Mt. Hope Drilling Program

- Location of 2007 drilling at Mt. Hope
- East side Condemnation and Exploration
- 10 Year Pit Infill
- Water Delineation`



MH-176
MH-175
MH174
MH-173
MH-201
MH-189
MH-188
MH-190
MH-191
MH-192
MH-187
MH-186
MH-199
MH-198
MH-171
MH-200
MH-185
MH-193
MH-194
MH-183
MH-172
MH-170
MH-195
MH-184
MH-196
Core Shed
MH-202

Green = Completed

Orange = Oriented Hole

Red = Pre-collar

Blue = Water delineation

2007 Mt. Hope Infill Drilling Highlights

Significant Intercepts for 2nd & 3rd Quarter Drilling

Hole	From	To	Length	Assay (Mo %)
MH-183	405	1235	830	0.1390
MH-184	365	1270	905	0.1453
MH-185	625	1330	705	0.1249
MH-186	635	1340	705	0.1208
MH-187	745	1380	635	0.1181
MH-188	780	1450	670	0.0965
MH-195	450	1310	860	0.0716
MH-201	345	1790	1445	0.0576

Future Reserve Potential



- Infill drilling in main porphyry
- Open to the north, east, west and depth
- Peripheral polymetallic skarn ore
- Deep east side Moly ore extension

Mt. Hope - Water

Hydrologic Modeling

- Agency Review June 29, 2007
- Draft completion by August 2007
- Well field testing
- Model will likely indicate minimal drawdown
- Model will be used for Pit Lake Geochem
- Recent drilling indicates potential increase in pit water
  - Pit water continues not to be a significant issue


Gold Acres
Crescent Valley
Cortes Mountains
Pine Valley
Diamond Hills
Garden Valley
Sulphur Spring Range
Diamond Valley
Diamond Mountains
Grass Valley
Roberts Mountains
Mt. Hope
Simpson Park Mountains
EW-1
EW-2
Whistler Range
Kobeh Valley
Mahogany Hills
Eureka
Fish Creek Range
Monitor Range
Monitor Valley
Antelope Valley

IDAHO GENERAL MINES, INC.

GMO:AMEX

Mt. Hope Water Development

Water Drilling Plan

- Base of Roberts Mountains
- 10 Initial Holes
  - Target 1000 GPM Each
- Targets Carbonates
- Bore out if Productive to flow
- Total Budget of $2.3Million

Water Drilling Schedule

- Started Drilling April 25
- Single RC Rig / Second Rig in Place May 15
- Completed August
- Full Well Test to begin September
- Successful June Meeting with Agencies

Water Rights Budget

Planned	$6.0M
Spent	$4.6M
Required	$7.1M
Budgeted	$6.5M

Water Rights Summary

Required	
•Yrs 1-LOM	6,964 GPM
Purchased	6,273 GPM
Closing	815 GPM
Sum	7,088 GPM

Water is a Top Priority

IDAHO GENERAL MINES, INC.

GMO:AMEX

Mt. Hope Water Rights

Source	Rights	MM Use Adj	MM Use AFA	Cost / Offer	Status	MM AFA Sum	GPM
Atlas	1389.19	100%	1,389.19	$ -	Closed	1,389.19	861
Risi	4294	70%	3,005.80	$ 1,340,000	Closed	3,005.80	1863
KVR	6337.32	70%	4,436.12	$ 3,000,000	Closed	4,436.12	2750
3F	1839.33	70%	1,287.53	$ 1,379,494	Closed	1,287.53	798
Bar Tine	592.66	70%	414.86	$ -	Tabled	-	0
Demale Bean Flat	830.64	70%	581.45	$ 777,448	Closing	581.45	360
Demale Dry Creek	689.72	70%	482.80	$ 685,468	Closing	482.80	299
Out-Bach	90	70%	63.00	$ -		63.00	0
Targeted	15,380		11,660.76	$ 7,182,410		11,183	6,933
Req'd (55K)	11,682		8,986			8,986	5,571
Req'd (55K+25%)							6,964
Procured to Date							6,273

IDAHO GENERAL MINES, INC.

GMO:AMEX

2nd Quarter Mt. Hope Kobeh Valley Water Drilling

- Exploration holes RWX-203 through 209 completed - 7 holes
- 7001' drilled
- All holes, save RWX-208, encountered significant water; 203 & 204 in valley fill, all others in bedrock
- Observation and pump test wells planned and permitted
- Began observation well drilling 10 July 2007
- Began 8" test well drilling 7 August 2007
- Anticipate test start 20 September 2007



IDAHO GENERAL

Mt. Hope –
Mine Plan, Schedule & Equipment

Mt. Hope Mine Plan

- Delivers higher grade mill feed in early years
- Average ore grade in 1st 10 years of 0.094% Mo (0.100% over first 5 yrs)
- Molybdenum contained in TMO in 1st 10 years averages 36.1 mlbs
- Conventional open pit mining methods
- Conventional processing plant methods

Early High Grade Moly

Mt. Hope Molybdenum Production Schedule

- Mine life of 32 years
- Low grade stockpile processing for 12 years after mining activities cease
- Total project life of 44 years


Mount Hope Molybdenum Production Schedule Summary
Early High Grade
Stockpile Treatment
Recovered Lbs Mo x 1000 per Year
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Prep
2
4
6
8
10
12
14
16
18
20
22
24
26
28
30
32
34
36
38
40
42
44
Year
Recovered Mo
Stkp Mo

Mt. Hope Mine Schedule

- Nominal ore production rate of 60.6k tons/day; 22.1m tons/year
- Nominal mining rate of 262k tons/day; 95.5m tons/year


Mount Hope Production Schedule Summary
Tonnes x 1000 per Year
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
Prep
2
4
6
8
10
12
14
16
18
20
22
24
26
28
30
32
34
36
38
40
42
44
Year
Total Material
Mill Ore
Stkp Reclaim

IDAHO GENERAL MINES, INC.

GMO:AMEX

Mt. Hope Site Plan


Project Boundary
South Tailings Storage Facility
Low Grade Stockpile Area
Plant/Admin/Yards
North Waste Rock Stockpile
Mt. Hope Pit
South Waste Rock Stockpile
North Tailings Storage Facility
West Waste Rock Stockpile
Legend
Existing Surface Ground Contour and Elevation, Ft
Pit Contours
Access_Road
Hwy 278
Unpaved Roads
PonyExpress
Tailings Dam Road
Haul Roads
Section Lines
Township Line
Fence
Tailings Reclaim Line Corridor
Concrete_Vault
Existing Powerline
Proposed Powerline
DTL-UN001
Waterline
Diversion_Channel
Drainage
Private Ground
Project Boundary
Growth Media Stockpile
Mt Hope Pit
North Tailings Facility
North Tailings Facility 100' Slope
Plant/Admin/Yards
Pond
Sediment Control Structure
South Tailings Facility
South Tailings Facility 125' Slope
Temporary Low Grade Ore Stockpile
Topsoil Stockpile
Waste Rock Stockpile
0
4,000
Feet
IDAHO GENERAL MINES
Mount Hope
Molybdenum Project

Mt. Hope Plant Layout


PARKING
CORE SHED
ADMIN
PIT
FLOTATION
REAGENTS
MILL
CONCENTRATE THICKENER
PROCESS WATER
CRUSHER
ACCESS ROAD
MILL MAINT.
ROASTER
CONCENTRATE BUILDING
STOCKPILE
TAILINGS THICKENER
TRUCK SHOP
TAILINGS LINE
WASTE ROCK

Mt. Hope Mine Operational Plan

- Conventional open pit mining methods including: drill, blast, load and haul
- Blastholes will be drilled, sampled and assayed for molybdenum content and metal generation potential
- After assay and blasting, material will be identified and designated for haulage to the appropriate area
- Higher grade mill feed ore (material above a designated operational cutoff) will be hauled to the crusher dump pocket
- Lower grade ore (material above an approximate cutoff of 0.024% Mo but below the designated operational cutoff) will be hauled to the low grade stockpile
- Waste will be hauled to the appropriate waste are depending on the assay metal generation potential

Standard Operations - Easy

Mt. Hope Process Overview


IDAHO GENERAL MINES, INC.
Mt. Hope Project Eureka, NV
Flow Sheet
July 24, 2007
PRIMARY CRUSHER
ORE STOCKPILE
BALL MILL
SAG MILL
CYCLONE CLUSTER
PUMP SUMP
REGRIND MILL
CLEANER FLOTATION
REGRIND THICKENER
ROUGHER FLOTATION
STACK
CONCENTRATE FILTER
OFF-GAS TREATMENT EQUIPMENT
FERRIC CHLORIDE LEACH
TAILS THICKENER
CYCLONE
TAILINGS IMPOUNDMENT
SUPER SACKS
CONCENTRATE ROASTER
DRUMS
TO CUSTOMERS

Mt. Hope Mine Equipment

- 3 Loading Units: ~43 yard electrically powered shovels
  - Schedule: First unit at start of pre-production; second unit at 2nd quarter of pre-production; third unit at 3rd quarter of pre-production
- Haul Trucks: ~240 ton capacity
  - Schedule: Five units at start of pre-production, 3 units at 2nd quarter of preproduction; 8 units at 3rd quarter of pre-production; 6 units at year 1





Mt. Hope – Manpower and Housing

Combined Total Project Manpower

800 People at Peak


Total Projected Site Personnel
IGMI Operating Personnel
Construction Personnel
1,200
1,000
800
600
400
200
-
People
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
Months from Start of Construction

Housing of Construction Labor

- Construction labor pool by origin:
  - 300 housed in man camp at Gale Ranch
  - 100 housed in motels and RV sites in and around Eureka
  - 400 commuting from Austin, Carlin, Elko & Ely
  - Optional shuttle bus service

Housing of Operations Staff

- Eureka Housing Development – 190
- Third party housing developments – 20
- Atlas Mobile Home Park/ IGMI-owned - 35
- Eureka mobile home parks - 60
- Commuters from Austin, Carlin, Elko & Ely – 95
- Optional temporary housing in motels
- Optional shuttle bus service

400 People Housed for Operations

Eureka Housing Development

- Location: Annexed areas north and south of Eureka
- 22 miles south of mine
- 170 acres total
- 230 lots total


Eureka
NORTH HOUSING FACILITY
NEW WATER TOWER
NEW 12"Ø PVC SEWER MIAN TIE TO EXIST.
ASSUMED EXISTING WATER LINE
NEW WATER TANK 100,000 GAL.
NEW 6"Ø PVC WATER LINE
SOUTH HOUSING FACILITY
Canyon
Canyon
Reservation
Purple Mountain
Target Hill

Mt. Hope – Permitting

Mt. Hope Environmental Permitting

Major Permitting Requirements

- Plan of Operations Submittal
  - Submittal to *Bureau of Land Management* in September 2006
- Air Quality Control Permit
  - Submittal to *Nevada Division of Environmental Protection* in Q3 2007
- Water Pollution Control Permit
  - Submittal to *Nevada Division of Water Resources* in Q1 2008
- Environmental Impact Statement
  - Process commenced Q4 2005 with baseline studies
  - Expected first public draft in Q1 2008
  - Anticipate public comment & revision period of 1 year
- Expect receipt of all permits in Q1 2009
  - Record of Decision expected Q1 2009
  - Reclamation Permit expected Q1 2009
  - Air Permit and Water Pollution Control Permit expected Q4 2008


PoO Submittal BLM
Sept 2006
Jan 2007
June 2007
Air Quality Submittal
Water Pollution Control Submittal
Jan 2008
June 2008
Jan 2009
ROD

Mt. Hope Permitting Timeline


ID
Task Name
2008
2009
2nd Quarter
3rd Quarter
4th Quarter
1st Quarter
Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar
1 EIS
2 Revised PoO
3 Baseline Report Additions
4 PDEIS
5 DEIS Final / Notice Published
6 FEIS Final / Notice Published
7 ROD
8 Reclamation Permit
9 Revise Cost Estimate
10 Finalize Cost Estimate
11 Submit application to NDEP
12 Draft to Public Comment
13 Permit Final
14 Reclamation Bond
15 Arrange bond with financial co.
16 Bond Determination Letter
17 Post Bond
18 Bond Adjudication and allocation
19 WPC Permit
20 Finalize Design / Permit Drawings
21 Operating & Monitoring Plans
22 Prepare &Submit Application
23 Draft to Public Comment
24 Permit Final
25 Air Quality Permit
26 Finalize Process design
27 Emission Inventory & Modeling
28 Prepare & Submit Application
29 Draft to Public Comment
30 Final Permit
31 RoWs
32 Power & Water Line Layouts
33 Prepare & Submit Applications
34 Review and approval
SRK
SRK; Kautz; Sherwin; Blankenship
EnvSci; IGMI; BLM
EnvSci; IGMI; BLM
EnvSci; IGMI; BLM
BLM
SRK
SRK
IGM
NDEP
NDEP
IGM
BLM
IGM
BLM
SWC,M3
IGM
IGM
NDEP
NDEP
M3
Air Sciences
IGM,Air Sciences
NDEP
NDEP
IGM; SRK; M3
IGM; PSI
BLM

BLM's Schedule = RoD 1Q 2009

Mt. Hope Permitting & Community Engagement

- The site conditions at Mt Hope are notably conducive to permitting – there are no environmental show-stoppers.
- Excellent relations with regulatory agencies and community of Eureka.
- Experienced Community Relations Manager hired to ensure concerns of community are understood.
- Upgrades to existing infrastructure will increase community support and accommodate worker housing.
- Developing housing for construction and operational work forces in coordination with Eureka County.

Permitting and Community acceptance is optimal in Eureka County, NV

GMO:AMEX

Mt. Hope Water Supply Permitting Overview

Geology limits groundwater movement


W
E
Mt Hope Igneous Complex
Middle Tertiary (38ma)
Rhyolite - Dacite Porphyry
Fracture controlled–Low K
ROBERTS
MOUNTAIN
THRUST
Caldera boundary
2-3 miles in plan
Western Assemblage
Upper Plate
Ordovician Vinini Fm.
(shale,chert,etc.)
Eastern Assemblage
Permian Garden V. Fm.
(thick marine carbonates)

Topography Limits Recharge



- Pit dewatering to be minimal given site hydrogeology
- Hydrologic model to evaluate drawdown in region encompasses all or part of 5 hydrographic basins
- 8 test wells drilled, 6 indicating >1kgpm/well approximately 5mi from mine

Water rights, Water Availability & Minimal Impacts support planned supply system.

Mt. Hope
Air Permitting Overview

Roasting Facility

- Estimated Emission level to classify roaster as Class II (<100 tons/yr)
- Very minor natural amounts of mercury in ore body
- Dual Alkaline Scrubbers to reduce sulfur oxide emissions by 99%+
- Relatively clean airshed
- Nevada history of permitting larger sources
- Class II Permit accommodates all Mount Hope concentrates with some opportunity for toll roasting.


Nevada Permitting of Large Sources
Highest Emission of Either NOx, SO2 or PM (Tons per Year)
1250
1000
750
500
250
0
Class II
Class I 9/04
Class I 9/99
Class I 8/05
Class I 5/05
Class I 2/07
Idaho General Roaster
Western 102
Gold Strike Roaster
Sierra Pacific Tracy Expansion
Newmont Nevada Energy
White Pine Energy

Mt. Hope –
EPCM, Power and Long-Lead Items

EPCM Milestones

Basic Engineering Starts	September 2007
Long-Lead Equipment Purchase Orders	Q4 2007
Detailed project schedule complete	Q1 2008
Control Budget Complete	Q2 2008
Basic Engineering Complete	Q2 2008
Construction Contract in place	Q3 2008
Machacek Substation Upgrades Complete	Q3 2009
Complete 70% of design and procurement	Q1 2009
Construction Begins	Q1 2009
Power Line and Plant Substation	Q3 2009
Complete 90% of design and procurement	Q1 2010
SAG Mills and Ball Mills arrive	Q1 2010
Production	H2 2010

IDAHO GENERAL MINES, INC.

GMO:AMEX

MH Long Lead Items Schedule

- Finalizing purchase of SAG Mill, Ball Mills and Shovels to be completed by end of Q4 2007.
- 1 SAG Mill, 2 Ball Mills and 3 Shovels have the longest Lead Times.

SEPT 18	Initial Meeting w/FFE
SEPT 19	Initial Meeting w/Metso
SEPT 24	Initial Meeting w/ Thyssen Krupp
SEPT 27	Initial Meeting with Terex

Effect on NPV of Q2 2010 start up is +$123 million. Effect on NPV of ordering equipment one quarter in advance of Q3 2010 start up is -$6 million and it's a conservative approach given the probability of delays.

Q3 2007	Orders for SAG and Ball Mills Placed
	Order for 1st Shovel Placed
	Shovels 2 & 3 Ordered
Q3 2008	
	ROD Q1 2009
	Construction Begins
Q3 2009	
	Arrival and Assembly of Shovel 1
	Install SAG and Ball Mills simultaneously
	Arrival and Assembly of Shovels 2 & 3
Q3 2010	Production Begins

IDAHO GENERAL MINES, INC.

GMO:AMEX

MH Long Lead Item Schedule

ID	Task Name	Start	Finish
1	SAG (order to ship)	Fri 10/5/07	Thu 11/5/09
2	SAG (Shipping and Assembly)	Thu 11/5/09	Tue 5/4/10
3	Ball Mill 1 (Order to Ship)	Fri 10/5/07	Thu 11/5/09
4	Ball Mill 1 (Shipping and Assemb	Fri 11/6/09	Wed 5/5/10
5	Ball Mill 2 (Order to Ship)	Mon 11/5/07	Thu 12/3/09
6	Ball Mill 2 (Shipping and Assemb	Mon 12/7/09	Mon 6/7/10
7	Primary Crusher (Order to Delive	Fri 10/5/07	Mon 10/5/09
8	Primary Crusher (Installation)	Tue 10/6/09	Mon 3/8/10
9	Mining Shovel (Pre-strip)	Fri 10/19/07	Fri 6/19/09
10	Mining Shovels (2&3)	Fri 1/18/08	Fri 9/18/09
11	Haulage Trucks	Fri 4/18/08	Fri 6/19/09
12	FEL - 994	Fri 4/18/08	Fri 6/19/09



2008
2009
2010
2011
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

Purchase and Delivery of all Long-Lead Items on Schedule

Mt. Hope Electricity Supply

Build 230 kV Power Line from Machacek Substation (Eureka) to Mount Hope

- ✓ This option is approved by Sierra Pacific Power and Mount Wheeler
- ✓ Planning for Engineering and Procurement are underway

Secure Transmission Capacity into Machacek Substation

- ✓ Verbal agreement has been reached with Sierra Pacific Power, formal agreement under development

Ensure Generation Capacity for Delivery of Power

- ✓ Two new generation facilities coming on line in the area by 2010
- ✓ Deseret Power and Mount Wheeler Power are formally incorporating the Mount Hope electrical load in their forecasts & procurement planning.
- ✓ Deseret Power is gathering expressions of interest from generators now. No energy shortages in the area are predicted.

Mt. Hope –
Economic Summary

IDAHO GENERAL MINES, INC.
GMO:AMEX

Mount Hope Economics

Financial Summary

High Grade Ore (M tons)	703
Low Grade Ore (M tons)	263
Total Ore Milled (M tons)	966
Total Moly Recovered (M lb)	1,121
Average Price Per Moly Lb	$14.92
Average Total Cost Per Moly Lb	$6.94
Average Margin Per Moly Lb	$7.98
Average Margin % Per Moly Lb	*53.5%*
Initial Capital (M$)	$852.4
Total Revenue (B$)	$16.7B
Total Net Income (B$)	$5.7B
NPV (10% after-tax)	**$1.4B**
IRR%	**37.3%**
Payback (yrs)	2.0
PV Ratio	1.5

Price Forecast

Project Year	Price Per Lb
Yr 1	$28.00
Yr 2	$24.00
Yr 3	$22.00
Yr 4	$19.50
Yr 5	$16.00
Yr 6	$14.50
Yrs 7 to 44	$13.50
LOM Average	$14.92

Last 3 Yrs Avg	$30.47
Avg Price Frcst	$14.92
% Discount	-51%



NPV Sensitivity to Variable Price Per Lb (M$)
NPV in $Millions
$2,100
$1,900
$1,700
$1,500
$1,300
$1,100
$900
$700
$1,987
$1,698
$1,394
$1,083
$781
+20%
+10%
Baseline
-10%
-20%
% Change in Variable Price Per Lb

Hall-Tonopah

Hall-Tonopah Mining History

Hall-Tonopah Project

- Molybdenum and copper mineralization identified in the 1930's
- 1955: Anaconda leased 9,000 acres of the "Hall" molybdenum mine to evaluate moly and copper resources
- 1956 – 1966: Anaconda delineated mineralization of 200 million tons grading at 0.091% molybdenum.
- Mine construction began in 1979. Anaconda opens Hall Tonopah (HT) in 1981.
- 1985: Anaconda ceased operations due to low Mo prices
- Cyprus mined the Hall-Tonopah pit from 1988 to 1991.
- Total of 50 million tons @ 0.11% Mo mined by both Anaconda and Cyprus
- Equatorial drilled and partially mined copper mineralization east of the Hall mine between 1995 and 2002.
- 2005 Idaho General Mines enters into an option agreement on HT.
- Jan. 2007, the 12% royalty was purchased by IGMI.

Approximately 150 million tons of original anaconda resource estimates remains @ average grades of ~0.10% Mo

Hall-Tonopah Geology

Hall-Tonopah Project

- The orebody at Hall-Tonopah cylindrical, roughly coincident with and draped across, the igneous contact of a Cretaceous quartz porphyry stock and the metamorphosed volcanic host rock.
- The cylinder plunges -35º to the southeast.
- Molybdenite occurs as selvages on stockwork quartz veins and on bedding planes and tensional shears in the country rock with the majority of the molybdenum resource located in the intrusive.



Hall-Tonopah 2007 Drilling

2007 IGMI Drilling

- Completed 1st Round, Historic Assessment in Blue
- Second Round, Model Verification in Red
- Third Round, Definition Drilling in Green


Existing Patented Lode Claims
T5N, R42E, S5

1st Round of Drilling Complete – 2nd Round Underway

2007 First Round Drilling Highlights

HT-781	460	825	365	0.2321
HT-782	505	615	110	0.1802
HT-783	215	530	315	0.1581
HT-782	50	245	195	0.1393
HT-765	190	550	360	0.1187
HT-776	295	665	370	0.1073
HT-679	5	530	525	0.1010
HT-777	370	610	240	0.0991
HT-780	5	250	250	0.0757
HT-679	790	2495	1,705	0.0313

Much High Grade Moly – Opportunity for Expansion of Current Resources

2007 Drilling Highlights


Hall - Tonopah Phase 1 Drilling Program 2007
Cross - Section 35,500 (Looking North)
IDAHO GENERAL MINES, INC.
Existing Open - Pit
HT - 776
HT - 782
HT - 781
HT - 771
HT - 780
HT - 679
HT - 777
HT - 773
HT - 774
525 feet @ 0.10% Mo
370 feet @ 0.11% Mo
365 feet @ 0.23% Mo
Upper Molybdenum Zone
Lower Molybdenum Zone
5,500
5,000
4,500
4,000
3,500
43,000 E
45,000 E
46,000 E
47,000 E
Mineralization Defined By Previous Drilling
For MO% Less than .025
For MO% Between .025 & .050
For MO% Between .050 & .100
For MO% Greater Than .100
Feet

Hall-Tonopah Geology
QA/QC, Mapping, Drilling

Ongoing Projects:
- Assay Quality Assurance/ Quality Control
- High Wall Mapping

Preparation for Phase 2 and 3 Drilling…

Planned Drill hole #12, east of the Moly Pit.



Geologic and Block Models are Being Refined and Updated

Hall-Tonopah Pre Feasibility Study

Deliverable

- Evaluation of Existing Mine Data
- Engineering: -20% / +25% CapEx
  - 100 Drawings
- Third Party Economic Analysis
- Mining Pre-Feasibility Report (+/-20%Capex/Opex)
  - Block Model w/Geological Constraints
  - Mining Schedule w/Capex and Opex
  - Ni 43-101 Report (like Mount Hope's)
- TSF Capex and Opex Estimate

Schedule

- Started May 4, 2007
- Completion Nov 2007
- Interim Financials / Resource Est August / September

Pre Feasibility Complete by November 2007

Budget

- Planned Budget

•Engineering	$1.2M
•Permitting	$0.5M
•Geology	$1.5M
•Personnel	$0.4M
	$3.7M

Current Status

- Engineering and Site Evaluation
- Reserve and Drilling History Review
- Development of Geological Model in Work
- Drilling QAQC Review Complete
- Metallurgical Performance History in Work-Draft Report Under Review

Hall-Tonopah Permitting Advantage

- Private lands; Opportunity to develop without extensive NEPA (EIS) evaluation
- Significant, recent environmental analyses available
- Recent mining disturbance reduces baseline surveys
- Favorable socio-economic climate

Hall-Tonopah Preliminary Permitting Timeline

ID	Task Name
1	Mine Plan
2	Process Design
3	Data Review
4	Agency Meeting
5	**Air Quality Permit**
6	Meteorological Baseline
7	Emissions Inventory & Modeling
8	Air Permit Application
9	Agency Review & Approval
10	**Water Pollution Control Permit**
11	Hydrological Baseline
12	Regional Hydrologic Modeling
13	Pit Lake Modeling
14	Waste Rock Characterization
15	Water Balance
16	WRMP Plan & Cover Design
17	Closure Plan
18	WPCP Application
19	Agency Review & Approval
20	**Reclamation Permit**
21	Reclamation Plan
22	Draindown Model
23	Reclamation Cost Estimate
24	Reclamation Permit Application
25	Agency Review & Approval


Year 1
Q1
Q2
Q3
Q4
Year 2
Q1
Q2
Q3
Q4

Existing Baseline data allows rapid development
Of permit applications

Hall-Tonopah Pre-Feasibility Update

- Mine Design (22,046 stpd ore)
  - Preliminary assessment 100% completed, 334 million tons ore at 0.076% Mo (46 years)
  - New block model 85% complete, MoOx check in progress, mining schedule in progress (tons and grade similar to preliminary assessment)
  - Mine Opex and Capex 15% complete, due Nov 1
  - Report 25% complete, due Nov 14

- Metallurgy and Process Design
  - Metallurgical design 90% complete
  - Flow sheets 60% complete, GA's 50% complete, due Oct 15
  - Report sections 10% complete, due Oct 31

Hall-Tonopah Pre-Feasibility Update

- Tailings Storage Facility Design
  - Design criteria 95% complete, awaits IGMI review, due Sep 19
  - Geotechnical investigation report 75% complete, due Oct 5
  - Preliminary design drawings 25% complete, due Oct 19
  - Quantity and cost estimate 15% complete, due Oct 31
  - Feasibility study report 25% complete, due Oct 31

- Environmental
  - Data review and permit requirements evaluation 70% complete, due Oct 15
  - Waste rock characterization 20% complete, Oct 15
  - Hydrological Baseline 25% complete, due Oct 15
  - Report 50% complete, due Oct 31